UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 28, 2008

SINO-BIOTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-32161	20-3828148
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1419 Worldwide Industrial Centre, 43-47 Shan Mei Street, Fotan, New Territories, Hong Kong
(Address of principal executive offices)

Registrant’s telephone number, including area code: 00852-35860226

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

Item 5.01	Change in Control of Registrant

On July 16, 2008 (the “Closing Date”), Sino-Biotics, Inc. (the “Company”) consummated a Share Exchange Agreement with CH International Holdings Limited, a British Virgin Islands company (“CH International”) and the sole stockholder of CH International, KEG International Limited, a British Virgin Islands company (the “Stockholder”) whereby Sino acquired all of the issued and outstanding capital stock of CH International from the Stockholder in exchange for Ninety-Three Million (93,000,000) newly-issued shares of Sino’s common stock. As a result of the exchange, the Stockholder now controls seventy-seven and one half percent (77.5%) of the voting stock of Sino (Sino currently has 120,000,000 shares issued and outstanding).

On the Closing Date, Sino filed a Current Report on Form 8-K (the “Super 8-K”) with the SEC disclosing, among other things, the appointment of Zhao Guosong to serve as a member of the Board as well as President, Chief Executive Officer of the Company in connection with the exchange. The Company also filed with the SEC an Information Statement complying with Rule 14F-1 under the Exchange Act of 1934, as amended, describing the change in a majority of Sino’s Board of Directors to occur not earlier than ten (10) days following the mailing of such Information Statement to the stockholders of Sino. The Company mailed such Information Statement to its stockholders of record on July 17, 2008 and is filing this Current Report on Form 8-K to disclose the effectiveness of Mr. David Lennox’s resignation as a director and the appointment of six (6) new directors of Sino as is set forth in Item 5.02 herein below.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective July 28, 2008, the Board of Directors of the Company accepted the resignation of Mr. David Lennox as a Director of the Company. Also effective July 28, 2008, the Board appointed Gan Caiying, Yun Hon Man, Han Lijun, Ge Minhai, He Wei and Lu Guangming to serve as directors of Sino, with Zhao Guosong serving as Chairman of the Board and Gan Caiying serving as Vice Chairman of the Board.

For further information on these individuals, please see the Section entitled “Directors, Executive Officers, Promoters and Control Persons” in the Company’s Super 8-K as filed with the U.S. Securities and Exchange Commission on July 16, 2008.

SIGNATURE PAGE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 29, 2008

SINO-BIOTICS, INC.

By: /s/ Zhao Guosong
Name: Zhao Guosong
Title: Chief Executive Officer